UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2003
Date of Report
(date of earliest event reported)

SOCKET COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

37400 Central Court
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 744-2700
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE (Information Provided Under Item 12 - Disclosure of Results of Operations and Financial Condition)

This information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No.33-8216.

On July 23, 2003, Socket Communications, Inc. issued a press release announcing second quarter financial results. A copy of the press release is furnished as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number	Description
----------------------------	---------------------------------------------------------------------------------------------
99.1	Text of press release, dated July 23, 2003, titled "Socket Communications Reports Record Quarterly Revenue of $5.1 Million and Improved Operating Results."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET COMMUNICATIONS, INC.
(Registrant)

Date: July 23, 2003	By:	/s/ David W. Dunlap
David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
---------------------------	-------------------------------------------------------------------------------------------------
99.1	Text of press release, dated July 23, 2003, titled "Socket Communications Reports Record Quarterly Revenue of $5.1 Million and Improved Operating Results."